Goodwill, Intangible assets, net, Crypto intangible assets, net and Other digital assets, net - Expected Amortization Expense for Intangible Assets Over Remaining Life (Detail) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Finite-Lived Intangible Assets [Line Items]
Intangible assets, net	$ 239,200,952	$ 6,750,178
Intangible Assets [Member]
Finite-Lived Intangible Assets [Line Items]
2026	39,536,358
2027	39,448,758
2028	39,353,098
2029	39,284,769
2030	34,977,320
Thereafter	38,384,623
Intangible assets, net	$ 230,984,926